Exhibit 10.1

AGREEMENT OF AMENDMENT

Dated as of March 30, 2018

Reference is made to that certain Loan and Pledge Agreement dated as of January 27, 2017 (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Loan and Pledge Agreement”) between Energy Recovery, Inc., as borrower (the “Borrower”), and Citibank, N.A., as lender (the “Lender”). Capitalized terms used herein but not defined shall have the meaning assigned to such terms in the Loan and Pledge Agreement.

The parties hereto agree that, effective as of the Amendment Effective Date, the definition of the term “Termination Date” set forth in Section 1.1 of the Loan and Pledge Agreement is hereby amended by replacing the date “March 31, 2018” set forth therein with the date “March 31, 2020”.

The Borrower agrees to pay to the Lender a closing fee (the “Closing Fee”) in an amount equal to $16,000.00. The Borrower shall pay the Closing Fee to the Lender by deposit to the account as the Lender shall designate to the Borrower on or prior to the Amendment Effective Date. For the avoidance of doubt, the failure of the Borrower to pay the Closing Fee in accordance with this paragraph shall constitute an Event of Default for all purposes of the Loan and Pledge Agreement and the other Loan Documents, and the Lender may rely upon all rights and remedies in the Loan and Pledge Agreement.

The Borrower agrees to pay to the Lender an annual fee (the “Annual Fee”) in an amount equal to $16,000.00. The Borrower shall pay the Annual Fee to the Lender by deposit to the account as the Lender shall designate to the Borrower on or prior to March 29, 2019. For the avoidance of doubt, the failure of the Borrower to pay the Annual Fee in accordance with this paragraph shall constitute an Event of Default for all purposes of the Loan and Pledge Agreement and the other Loan Documents, and the Lender may rely upon all rights and remedies in the Loan and Pledge Agreement.

As used herein, the term “Amendment Effective Date” shall mean the first date upon which (i) the Lender shall have executed and delivered one or more counterparts of this agreement of amendment (the “Agreement of Amendment”) and shall have received one or more counterparts of this Agreement of Amendment executed by the other parties hereto, and (ii) the Lender shall have received payment of the Closing Fee.

The Borrower represents and warrants to the Lender that (i) immediately after giving effect to this Agreement of Amendment and the transactions contemplated hereby, its representations and warranties set forth in the Loan and Pledge Agreement and the other Loan Documents are true and correct in all material respects (unless such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Agreement of Amendment, and (iii) this Agreement of Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy, or other laws affecting creditor’s rights generally, or general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

All references in any Loan Document to the Loan and Pledge Agreement on and after the Amendment Effective Date, shall be deemed to refer to the Loan and Pledge Agreement, as amended hereby, and the parties hereto agree that on and after the Amendment Effective Date, the Loan and Pledge Agreement, as amended hereby, is in full force and effect.

This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ENERGY RECOVERY, INC.,
as Borrower

By:    /s/ Sharon Smith-Lenox
Name:    Sharon Smith-Lenox
Title:     Acting CFO

CITIBANK, N.A.,
as Lender

By:    /s/ Nanci Dias
Name:    Nanci Dias
Title:     SVP and Sr. Relationship Manager

[Signature Page to Agreement of Amendment]